Pending Sale of Subsidiary Banks	6 Months Ended
Jun. 30, 2012
Pending Sale of Subsidiary Banks [Abstract]
Pending Sale of Subsidiary Banks [Text Block]
Note I - Pending Sale of Subsidiary Banks

In addition to completed sales of certain bank subsidiaries (see Note E), Capitol has entered into a definitive agreement to sell its interests (or controlling interests held by bank-development subsidiaries) in the following institution which is pending:  High Desert Bank.  Total proceeds from this pending sale are expected to approximate $760,000, resulting in a projected loss of $210,000 ($0.01 per common share) based on Capitol's investment in the bank as of June 30, 2012, and the sale is expected to be consummated in 2012, subject to regulatory approval and other significant contingencies.